T. ROWE PRICE OHA FLEXIBLE CREDIT INCOME FUND

Quarterly Holdings Report - Part F
As of September 30, 2025

T. Rowe Price OHA Flexible Credit Income Fund
Schedule of Investments
September 30, 2025
(Unaudited)
(in thousands)

Investments (1)	Footnotes	Reference Rate and Spread			Interest Rate (2)	Maturity Date	Par Amount/Units	Cost (3)	Fair Value
Investments - Corporate Loans - 85.74%
First Lien Debt - 61.21%
Aerospace and Defense - 0.52%
Peraton Corp.	(4)	S+	3.75%		8.01%	2/1/2028	$1,092	$1,029	$923
								1,029	923
Automobile - 2.96%
Clarios Global LP	(4)	S+	2.75%		6.91%	1/28/2032	2,000	1,998	2,004
PAI Holdco, Inc.	(4)	S+	3.75%		8.32%	10/28/2027	895	728	752
Wheels Bidco, Inc.	(4) (6) (7)	S+	5.50%		9.82%	11/3/2031	2,500	2,477	2,494
								5,203	5,250
Broadcasting and Entertainment - 0.51%
Learfield Communications, LLC	(4) (6)	S+	4.50%		8.66%	6/30/2028	891	891	901
								891	901
Capital Equipment - 0.72%
Infinite Bidco LLC	(4) (5) (6)	S+	3.75%		8.32%	3/2/2028	199	182	194
Infinite Bidco LLC	(4)	S+	6.25%		10.45%	3/2/2028	1,097	1,084	1,080
								1,266	1,274
Chemicals, Plastics and Rubber - 3.76%
ASP Unifrax Holdings, Inc.	(4) (6)	S+	7.75%	(4.75% PIK)	11.75%	9/28/2029	5,245	5,067	4,862
Vantage Specialty Chemicals, Inc.	(4) (6) (7)	S+	6.25%		10.25%	8/29/2029	1,841	1,796	1,795
Vantage Specialty Chemicals, Inc.	(4) (7) (8)	S+	6.25%		10.41%	3/1/2029	159	10	10
								6,873	6,667
Construction & Building - 0.94%
FloWorks International LLC	(4) (6) (7)	S+	4.75%		8.95%	11/26/2031	1,680	1,673	1,672
FloWorks International LLC	(4) (7) (8)	S+	4.75%		8.95%	11/26/2031	211	—	(1)
								1,673	1,671
Consumer Goods: Durable - 2.69%
Marcone Yellowstone Buyer, Inc.	(4) (7)	S+	7.00%	(3.25% PIK)	11.44%	6/23/2028	100	98	92
Marcone Yellowstone Buyer, Inc.	(4) (7)	S+	7.00%	(3.25% PIK)	11.44%	6/23/2028	2,764	2,721	2,550
Marcone Yellowstone Buyer, Inc.	(4) (7)	S+	7.00%	(3.25% PIK)	11.44%	6/23/2028	919	904	847
Poly-Wood, LLC	(4) (6) (7)	S+	4.88%		9.04%	3/20/2030	1,293	1,287	1,287
								5,010	4,776

Investments (1)	Footnotes	Reference Rate and Spread			Interest Rate (2)	Maturity Date		Par Amount/Units	Cost (3)	Fair Value
Finance - 3.83%
Arax MidCo, LLC	(4) (6) (7)	S+	5.00%		9.32%	4/11/2029		516	514	514
Arax MidCo, LLC	(4) (7) (8)	S+	5.00%		9.00%	4/11/2029		884	42	37
Beacon Pointe Advisors LLC	(4) (6) (7)	S+	4.75%		8.91%	12/29/2028		1,853	1,854	1,853
Beacon Pointe Advisors LLC	(4) (6) (7)	S+	4.75%		8.91%	12/29/2028		727	727	727
Beacon Pointe Advisors LLC	(4) (7) (8)	S+	4.75%		8.91%	12/29/2027		199	—	—
Beacon Pointe Advisors LLC	(4) (6) (7)	S+	4.75%		8.91%	12/29/2028		207	207	207
Spectrum Automotive Holdings, Corp.	(4) (7) (8)	S+	5.25%		9.41%	6/29/2027		104	—	—
Spectrum Automotive Holdings, Corp.	(4) (6) (7)	S+	5.25%		9.41%	6/29/2028		2,701	2,691	2,694
Spectrum Automotive Holdings, Corp.	(4) (6) (7)	S+	5.25%		9.41%	6/29/2028		753	750	751
									6,785	6,783
Healthcare, Education and Childcare - 6.19%
CNSI Holdings, LLC	(4) (6) (7)	S+	5.50%		9.82%	12/17/2029		2,011	2,007	2,011
CNSI Holdings, LLC	(4) (7) (8)	S+	5.50%		9.82%	12/17/2029		311	(1)	—
Modernizing Medicine Inc.	(4) (6) (7)	S+	4.75%	(2.25% PIK)	8.75%	4/30/2032		1,110	1,105	1,104
Modernizing Medicine Inc.	(4) (7) (8)	S+	4.75%	(2.25% PIK)	8.75%	4/30/2032		103	(1)	(1)
NextGen Healthcare, Inc	(4) (6) (7)	S+	5.25%		9.48%	11/12/2030		1,588	1,580	1,580
Packaging Coordinators Midco, Inc.	(4) (6) (7)	S+	4.75%		9.06%	1/22/2032		4,890	4,879	4,853
Packaging Coordinators Midco, Inc.	(4) (7) (8)	S+	4.75%		9.06%	1/22/2032		2,065	—	(15)
Packaging Coordinators Midco, Inc.	(4) (7) (8)	S+	4.75%		9.06%	1/22/2032		494	(1)	(4)
Packaging Coordinators Midco, Inc.	(4) (7) (8)	S+	4.75%		9.06%	1/22/2032		539	—	(4)
Tyber Medical LLC	(4) (7) (8)	S+	5.00%		8.88%	6/14/2032		317	—	(2)
Tyber Medical LLC	(4) (7) (8)	S+	5.00%		9.06%	6/12/2031		148	52	52
Tyber Medical LLC	(4) (7) (8)	S+	5.00%		7.00%	6/12/2031		38	—	—
Tyber Medical LLC	(4) (6) (7)	S+	5.00%		8.88%	6/14/2032		1,119	1,114	1,113
Tyber Medical LLC	(4) (6) (7)	E+	5.00%		7.11%	6/14/2032	EUR	224	258	262
Tyber Medical LLC	(4) (7)	E+	5.00%		6.90%	6/12/2031	EUR	21	25	25
									11,017	10,974
High Tech - 13.00%
Banyan Software Holdings, LLC	(4) (6) (7)	S+	5.25%		9.41%	1/2/2031		3,028	3,015	3,021
Banyan Software Holdings, LLC	(4) (7) (8)	S+	5.25%		9.41%	1/2/2031		326	(1)	(1)
Banyan Software Holdings, LLC	(4) (6) (7)	S+	5.25%		9.41%	1/2/2031		1,624	1,618	1,620
Diligent Corp.	(4) (6) (7)	S+	5.00%		9.20%	8/2/2030		842	837	840
Diligent Corp.	(4) (6) (7)	S+	5.00%		9.20%	8/2/2030		144	143	144
Diligent Corp.	(4) (7) (8)	S+	5.00%		9.20%	8/2/2030		187	19	20
Drive Centric Holdings, LLC	(4) (7) (8)	S+	4.50%		8.66%	8/15/2031		350	—	(2)
Drive Centric Holdings, LLC	(4) (6) (7)	S+	4.50%		8.66%	8/15/2031		350	348	348
Eagan Sub, Inc.	(4) (6) (7)	S+	4.50%		8.63%	9/8/2032		3,815	3,805	3,805

Investments (1)	Footnotes	Reference Rate and Spread			Interest Rate (2)	Maturity Date		Par Amount/Units	Cost (3)	Fair Value
Eagan Sub, Inc.	(4) (7) (8)	S+	4.50%		8.63%	9/8/2032		954	—	(2)
Eagan Sub, Inc.	(4) (7) (8)	S+	4.50%		8.63%	9/8/2032		509	(1)	(1)
Finastra USA, Inc.	(4) (6) (7)	S+	7.25%		11.29%	9/13/2029		975	983	985
Finastra USA, Inc.	(6)	S+	4.00%		8.04%	7/30/2032		4,900	4,851	4,885
Flexera Software LLC	(4) (6) (7)	S+	4.75%		8.96%	8/16/2032		2,599	2,596	2,596
Flexera Software LLC	(4) (6) (7)	E+	4.75%		6.63%	8/16/2032	EUR	784	908	921
Flexera Software LLC	(7) (8)	S+	4.75%		8.96%	8/16/2032		199	—	—
Ministry Brands Purchaser LLC	(7) (8)	S+	5.50%		9.76%	12/30/2027		149	(2)	(2)
Ministry Brands Purchaser LLC	(4) (6) (7)	S+	5.50%		9.76%	12/29/2028		1,499	1,477	1,481
Ministry Brands Purchaser LLC	(4) (6) (7)	S+	5.50%		9.76%	12/29/2028		152	149	150
MRI Software LLC	(4) (6) (7)	S+	4.75%		8.75%	2/10/2028		1,939	1,934	1,925
MRI Software LLC	(4) (6) (7)	S+	4.75%		8.75%	2/10/2028		307	306	305
MRI Software LLC	(4) (7) (8)	S+	4.75%		8.75%	2/10/2028		139	13	13
									22,998	23,051
Insurance - 1.31%
THG Acquisition LLC	(4) (6) (7)	S+	4.75%		8.91%	10/31/2031		2,237	2,227	2,226
THG Acquisition LLC	(4) (7) (8)	S+	4.75%		8.91%	10/31/2031		501	79	79
THG Acquisition LLC	(4) (7) (8)	S+	4.75%		8.91%	10/31/2031		251	18	17
									2,324	2,322
Media: Diversified & Production - 2.00%
Circana Group, L.P.	(7) (8)	S+	4.50%		8.66%	12/1/2028		230	(3)	(1)
Circana Group, L.P.	(4) (6) (7)	S+	4.50%		8.66%	12/1/2029		3,552	3,523	3,544
									3,520	3,543
Personal and Nondurable Consumer Products (Manufacturing only) - 3.34%
Revlon Intermediate Holdings IV LLC	(4) (6)	S+	6.88%		10.79%	5/2/2028		5,970	5,907	5,923
									5,907	5,923
Services: Business - 14.74%
ARAMSCO, Inc.		S+	4.75%		8.75%	10/10/2030		3,130	2,968	2,292
Cheval Blanc Holdings Company	(7)			(14.50% PIK)	14.50%	10/30/2030		2,887	2,807	2,800
Dun & Bradstreet Corp.	(4) (6) (7)	S+	5.50%		9.67%	8/26/2032		1,818	1,809	1,818
Dun & Bradstreet Corp.	(7) (8)	S+	5.50%		9.67%	8/26/2032		182	(1)	—
GC Waves Holdings, Inc.	(4) (6) (7)	S+	4.75%		9.01%	10/4/2030		3,568	3,568	3,550
IG Investment Holdings LLC	(4) (6) (7)	S+	5.00%		9.31%	9/22/2028		1,837	1,834	1,837
IG Investment Holdings, LLC	(4) (7) (8)	S+	5.00%		9.31%	9/22/2028		149	—	—
Ivanti Software, Inc.	(4)	S+	4.75%		9.05%	6/1/2029		5,177	4,406	4,326
Pave America Holding LLC	(4) (7) (8)	S+	4.75%		8.75%	8/27/2032		679	323	323
Pave America Holding LLC	(4) (6) (7)	S+	5.25%	(2.88% PIK)	9.25%	8/27/2032		2,611	2,598	2,598

Investments (1)	Footnotes	Reference Rate and Spread			Interest Rate (2)	Maturity Date	Par Amount/Units	Cost (3)	Fair Value
Pave America Holding LLC	(4) (7) (8)	S+	5.25%	(2.88% PIK)	9.25%	8/27/2032	906	—	(5)
PT Intermediate Holdings III LLC	(4) (6) (7)	S+	5.00%	(1.75% PIK)	9.00%	4/9/2030	4,146	4,149	4,146
PT Intermediate Holdings III LLC	(4) (7) (8)	S+	4.75%		8.75%	4/9/2030	65	—	—
USIC Holdings, Inc.	(4) (6) (7)	S+	5.50%		9.70%	9/10/2031	1,673	1,666	1,665
USIC Holdings, Inc.	(4) (7) (8)	S+	5.25%		9.45%	9/10/2031	215	72	74
USIC Holdings, Inc.	(4) (7) (8)	S+	5.50%		9.70%	9/10/2031	102	43	45
Vision Solutions, Inc.	(4) (5) (6)	S+	4.00%		8.57%	4/24/2028	696	658	675
								26,900	26,144
Services: Consumer - 2.66%
Crash Champions, LLC		S+	4.75%		8.95%	2/23/2029	992	904	932
W.A. Kendall and Company, LLC	(4) (7)	S+	5.75%		10.43%	4/22/2030	7	7	7
W.A. Kendall and Company, LLC	(4) (7) (8)	S+	5.75%		10.04%	4/22/2030	163	31	31
W.A. Kendall and Company, LLC	(4) (6) (7)	S+	5.75%		10.38%	4/22/2030	108	108	108
W.A. Kendall and Company, LLC	(4) (7) (8)	S+	5.88%		10.14%	4/22/2030	22	9	10
W.A. Kendall and Company, LLC	(4) (6) (7)	S+	5.75%		10.18%	4/22/2030	141	141	141
W.A. Kendall and Company, LLC	(4) (6) (7)	S+	5.88%		10.47%	4/22/2030	145	145	145
W.A. Kendall and Company, LLC	(4) (6) (7)	S+	5.75%		10.34%	4/22/2030	213	213	213
Wrench Group LLC	(4) (6) (7)	S+	4.75%		8.75%	9/3/2032	3,143	3,127	3,127
Wrench Group LLC	(4) (7) (8)	S+	4.75%		8.75%	9/3/2032	429	—	(2)
Wrench Group LLC	(4) (7) (8)	S+	4.75%		8.75%	9/3/2031	429	(2)	(2)
								4,683	4,710
Telecommunications - 2.04%
CommScope, Inc.	(4) (5) (6)	S+	4.75%		8.91%	12/17/2029	2,658	2,584	2,694
Omni Fiber, LLC	(4) (6) (7)	S+	5.25%		9.55%	7/3/2029	167	165	165
Omni Fiber, LLC	(4) (6) (7)	S+	5.25%		9.58%	7/3/2029	333	333	330
Omni Fiber, LLC	(4) (7) (8)	S+	5.25%		9.58%	7/3/2029	2,300	456	437
								3,538	3,626

First Lien Debt Total - 61.21%								$109,617	$108,538

Second Lien Debt - 24.53%
Aerospace and Defense - 1.08%
Peraton Corp.	(4)	S+	7.75%		12.05%	2/1/2029	1,256	1,262	757
Peraton Corp.	(4)	S+	8.00%		12.30%	2/1/2029	1,900	1,911	1,157
								3,173	1,914
Banking - 2.14%
Orion Advisor Solutions, Inc.	(4) (6) (7)	S+	7.50%		11.81%	9/24/2028	3,816	3,844	3,797
								3,844	3,797

Investments (1)	Footnotes	Reference Rate and Spread			Interest Rate (2)	Maturity Date		Par Amount/Units	Cost (3)	Fair Value
Capital Equipment - 0.81%
Infinite Bidco LLC	(3) (4)	S+	7.00%		11.57%	3/2/2029		1,600	1,316	1,440
									1,316	1,440
Containers, Packaging and Glass - 0.97%
Berlin Packaging LLC	(6) (7)	E+	6.50%		8.50%	6/7/2032	EUR	1,187	1,396	1,392
Berlin Packaging LLC	(6) (7)	E+	6.50%		8.50%	6/7/2032	EUR	202	236	236
Berlin Packaging LLC	(4) (7)	S+	6.00%		10.26%	6/7/2032		93	93	92
									1,725	1,720
Energy: Electricity - 2.37%
Cricket Valley Energy Center	(4) (7)	S+	9.00%	(13.15% PIK)	13.15%	6/26/2030		4,343	4,209	4,199
									4,209	4,199
Finance - 3.10%
Orion US Finco		S+	7.50%		11.81%	5/20/2033		500	495	504
Sedgwick Claims Management Services, Inc.	(6) (7)	S+	5.00%		9.20%	7/30/2032		5,000	5,000	4,987
									5,495	5,491
High Tech - 8.00%
Finastra USA, Inc.		S+	7.00%		11.04%	9/15/2033		4,600	4,544	4,590
Polaris Newco LLC	(4) (7)	S+	9.00%		13.30%	6/4/2029		10,000	9,932	9,600
									14,476	14,190

Services: Business - 2.65%
DG Investment Intermediate Holdings 2, Inc.	(6)	S+	5.50%		9.66%	7/31/2033		1,400	1,393	1,397
Vision Solutions, Inc.	(4)	S+	7.25%		11.82%	4/23/2029		3,430	3,341	3,298
									4,734	4,695
Services: Consumer - 3.41%
All My Sons Moving and Storage of Kansas LLC	(4) (6) (7)	S+	7.75%		12.03%	10/25/2029		2,900	2,894	2,886
BCPE Empire Holdings, Inc.	(4) (6) (7)	S+	5.25%		9.47%	12/31/2031		3,200	3,170	3,168
									6,064	6,054

Second Lien Debt Total - 24.53%									$45,036	$43,500

Corporate Loans Total - 85.74%									$154,653	$152,038

Investments - Asset Backed Securities - 2.81%
Finance - 1.14%
Elmwood CLO V Ltd.		S+	10.71%		15.00%	10/20/2037		3,400	1,985	2,030
									1,985	2,030

Investments (1)	Footnotes	Reference Rate and Spread		Interest Rate (2)	Maturity Date	Par Amount/Units	Cost (3)	Fair Value
Structured Finance - 1.10%
Madison Park Funding XXVIII Ltd.		S+	10.71%	15.00%	7/15/2030	1,438	638	622
Magnetite XVII Ltd.		S+	10.71%	15.00%	4/20/2037	1,250	852	579
Magnetite XVII Ltd.		S+	10.71%	15.00%	7/20/2031	900	614	417
RR 7 Ltd.		S+	10.71%	15.00%	1/15/2033	1,000	519	333
							2,623	1,951
Telecommunications - 0.57%
MetroNet Infrastructure Issuer, LLC				7.83%	8/20/2055	1,000	1,000	1,015
							1,000	1,015

Asset Backed Securities Total - 2.81%							$5,608	$4,996

Investments - Bonds - 11.99%
Chemicals, Plastics and Rubber - 0.78%
ASP Unifrax Holdings, Inc.				11.18%	9/30/2029	1,506	1,358	1,386
							1,358	1,386
Construction & Building - 0.46%
Park River Holdings, Inc.				8.00%	3/15/2031	800	800	810
							800	810
Oil and Gas - 4.15%
California Resources Corp.				7.00%	1/15/2034	800	800	795
Ferrellgas LP				5.38%	4/1/2026	2,371	2,337	2,347
Ferrellgas LP				5.88%	4/1/2029	4,100	3,788	3,816
Transocean International Ltd.				7.88%	10/15/2032	400	400	400
							7,325	7,358
Retail Stores - 1.89%
Beach Acquisition Bidco LLC				10.00%	7/15/2033	3,100	3,100	3,344
							3,100	3,344
Services: Business - 2.98%
Brand Industrial Services, Inc.				10.38%	8/1/2030	4,615	4,428	4,600
Sabre GLBL Inc				11.13%	7/15/2030	700	700	678
							5,128	5,278
Services: Consumer - 1.73%
Crash Champions, LLC				8.75%	2/15/2029	3,175	2,963	3,066
							2,963	3,066

Bonds Total - 11.99%							$20,674	$21,242

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)	Maturity Date		Par Amount/Units	Cost (3)	Fair Value
Preferred Equity - 4.91%
Finance - 2.34%
Kymora Ltd.	(7)				EUR	6,888	3,915	4,157
Kymora Ltd.	(7)				EUR	1	—	—
							3,915	4,157
Healthcare, Education and Childcare - 0.63%
National Resilience, LLC	(7)		8.00%			1,111	1,111	1,111
							1,111	1,111
High Tech - 1.94%
Aptean, Inc.	(7)	(13.50% PIK)	13.50%			3,432	3,401	3,432
							3,401	3,432

Preferred Equity Total - 4.91%							$8,427	$8,700

Common Stocks - 2.66%
Aerospace and Defense - 0.26%
Oakswift Holdings Ltd.	(7)					456	456	456
							456	456
Buildings and Real Estate - 2.08%
OHA SFR Member II, LLC	(7)					—	2,957	3,687
OHA SFR Member II, LLC	(7)					278	—	—
							2,957	3,687
Energy: Electricity - 0.03%
Cricket Valley Energy Center	(7)					3,152	55	55
							55	55
Services: Business - 0.29%
Cheval Blanc Holdings Company	(7)					476	475	523
							475	523

Common Stocks Total - 2.66%							$3,943	$4,721

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)	Maturity Date	Par Amount/Units	Cost (3)	Fair Value
Total Investments - 108.11%						$193,305	$191,697

(1)Unless otherwise indicated, issuers of debt investments held by T. Rowe Price OHA Flexible Credit Income Fund (the "Fund" or "OFLEX") (which such term “Fund” shall include the Fund’s subsidiaries for purposes of this Schedule of Investments) are denominated in dollars. All debt investments are income producing unless otherwise indicated.
(2)Variable rate loans to the portfolio companies bear interest at a rate that is determined by reference to SOFR including SOFR adjustment, if any, (“S”) or EURIBOR ("E") at the borrower's option which generally resets periodically. S loans are typically indexed to 12 month, 6 month, 3 month or 1 month S rates. For each such loan, the Fund has provided the interest rate in effect on the date presented.
(3)The cost represents the original cost adjusted for the amortization of discounts and premiums, as applicable, on debt investments using the effective interest method in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).
(4)Loan includes interest rate floor feature.
(5)Position or portion thereof unsettled as of September 30, 2025.
(6)Assets or a portion thereof are pledged as collateral for the TRP OHA FCI SPV Funding I, LLC.
(7)Investment valued using unobservable inputs (Level 3). See Note 3.
(8)The Fund has an unfunded commitment to fund delayed draw and/or revolving senior secured loans. See Note 4. Commitments and Contingencies..

ADDITIONAL INFORMATION

Foreign currency forward contracts
Counterparty	Currency Purchased	Currency Sold	Settlement	Unrealized Appreciation (Depreciation)
State Street Bank & Trust Company	U.S. Dollar 7,069	Euro 5,950	12/18/2025	$55
				$55

Notes to Consolidated Financial Statements
(in thousands)
Note 1. Organization
T. Rowe Price OHA Flexible Credit Income Fund (the “Fund” or “OFLEX”), was formed on May 14, 2024 as a Delaware statutory trust and commenced operations on June 17, 2024. OHA Private Credit Advisors II, L.P. (the “Adviser”) is the investment adviser of the Fund. The Adviser is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end management investment company and is operated as an interval fund. The Fund intends to elect to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

The Fund’s investment objective is to produce current income. The Fund seeks to achieve its investment objective by opportunistically allocating its assets across a wide range of credit strategies. Under normal circumstances, the Fund intends to invest at least 80% of its assets in fixed-income securities and credit instruments ("Credit"). The Fund will opportunistically allocate its investments in Credit across any number of the following credit strategies: (a) liquid credit (including broadly syndicated loans and credit selection in high yield bonds and leveraged loans); (b) direct lending (including first lien loans and unitranche loans); (c) junior capital solutions (including unsecured debt, second lien loans, mezzanine loans and preferred equity); (d) structured credit (including collateralized loan obligations, or “CLOs”); (e) asset-based lending (including, but not limited to, credit investments, investments in infrastructure, shipping, aviation and telecommunications); and (f) special situations (including stressed and non-control distressed credit and opportunities arising due to market dislocation).

The Fund may invest in additional strategies in the future. While some of the loans in which the Fund intends to invest pursuant to the foregoing may be secured, the Fund may also invest in debt securities that are either unsecured and subordinated to substantial amounts of senior indebtedness, or a significant portion of which may be unsecured. Some of the loans in which the Fund may invest may be “covenant-lite” loans. The Fund normally may invest in a number of different countries. There is no minimum or maximum limit on the amount of the Fund’s assets that may be invested in non-U.S. securities. The Fund’s portfolio composition is expected to change over time as the Adviser’s view changes on, among other things, the economic and credit environment (including with respect to interest rates) in which the Fund is operating.

The Fund will offer to sell any combination of three separate classes of common shares including Class A shares, Class D shares, and Class I shares. The share classes will have different ongoing shareholder servicing and/or distribution fees. The initial purchase price for the common shares of beneficial interest is $25.00 per share. Thereafter, the purchase price per share for each class of common shares equals the net asset value ("NAV") per share, as of the effective date of the daily share purchase date when the Fund is offered on a daily basis and calculates a daily NAV per Share. T. Rowe Price Investment Services, Inc., the managing dealer (the “Managing Dealer”) will use its best efforts to sell shares, but is not obligated to purchase or sell any specific amount of shares in the offering. The Fund may also engage in private offerings of its common shares. As of September 30, 2025, shares of the Fund are not registered under the Securities Act of 1933, as amended.

The Fund is operated as an interval fund under Rule 23c-3 of the 1940 Act. As an interval fund, the Fund has adopted a fundamental policy to conduct quarterly repurchase offers for at least 5% and up to 25% of the outstanding shares at NAV, subject to certain conditions. The Fund will not otherwise be required to repurchase or redeem shares at the option of a shareholder. It is possible that a repurchase offer may be oversubscribed, in which case shareholders may only have a portion of their shares repurchased.
Note 2. Significant Accounting Policies
Basis of Presentation
The Fund’s financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”). The Fund is an investment company and accordingly will follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies. These financial statements reflect adjustments that in the opinion of management are necessary for the fair statement of the financial position and results of operations for the periods presented herein. The Fund commenced operations on June 17, 2024, and its fiscal year ends on December 31.

Basis of Consolidation
As provided under ASC 946, the Fund will not consolidate its investment in a company other than an investment company subsidiary or a controlled operating company whose business consists of providing services to the Fund.
The Fund consolidated the results of its wholly-owned subsidiaries, TRP OHA FCI Servicer Funding I, LLC, TRP OHA FCI SPV Funding I, LLC, OFLEX Investment S.à r.l, OFLEX Holding S.à r.l, and TRP OHA FCI CA, LLC. All intercompany transactions have been eliminated in consolidation.
Note 3. Investments
Pursuant to Rule 2a-5 under the 1940 Act, the Board designated the Adviser as the Fund’s “valuation designee” to determine the valuation of the Fund’s investments. The Adviser values the investments owned by the Fund in accordance with the Adviser’s valuation policies and procedures, subject at all times to the oversight of the Board. The Adviser values the Fund’s investments in accordance with ASC 820, Fair Value Measurement (“ASC 820”), which defines fair value as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the applicable measurement date. ASC 820 prioritizes the use of observable market prices derived from such prices over entity-specific inputs. Due to the inherent uncertainties of valuation, certain estimated fair values may differ significantly from the values that would have been realized had a ready market for these investments existed, and these differences could be material.

Investments that are listed or traded on an exchange and are freely transferable are valued at either the closing price (in the case of securities and futures) or the mean of the closing bid and offer (in the case of options) on the principal exchange on which the investment is listed or traded. Investments for which other market quotations are readily available will typically be valued at such market quotations. Market quotations are obtained from an independent pricing service, where available. If a price cannot be obtained from an independent pricing service or if the independent pricing service is not deemed to be current with the market, certain investments held by the Fund will be valued on the basis of prices provided by principal market makers. Generally, investments marked in this manner will be marked at the mean of the bid and ask of the independent broker quotes obtained. To validate market quotations, the Fund utilizes a number of factors to determine if the quotations are representative of fair value, including the source and number of quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available will be valued at a price that reflects such security’s fair value, as determined in good faith pursuant to procedures adopted by, and under the oversight of, the Board, based on, among other things, the input of the Adviser, the Audit Committee and independent valuation firms engaged at the direction of the Board to review the Fund’s investments.

With respect to unquoted portfolio investments, the Fund will value each investment considering, among other measures, discounted cash flow models, comparisons of financial ratios of peer companies that are public, and other factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, the Fund will use the pricing indicated by the external event to corroborate and/or assist in valuation.
With respect to the valuation of investments, the Fund undertakes a multi-step valuation process in connection with determining the fair value of its investments for which reliable market quotations are not readily available, which includes, among other procedures, the following:
•The valuation process begins with each investment being preliminarily valued by the Adviser’s valuation team in consultation with the Adviser’s investment professionals responsible for each portfolio investment;
•Generally, investments that constitute a material portion of the Fund’s portfolio are periodically reviewed by independent valuation firms. The independent valuation firms provide a final range of values on such investments to the Adviser. The independent valuation firms also provide analyses to support their valuation methodology and calculations;
•The Adviser’s valuation committee with respect to the Fund (the “Valuation Committee”) reviews each valuation recommendation to confirm they have been calculated in accordance with the Fund’s valuation policy and when applicable, compares such valuations to the independent valuation firms’ valuation ranges to ensure the Adviser’s valuations are reasonable;
•The Adviser’s Valuation Committee then determines fair value marks for each of the Fund’s portfolio investments; and

•The Board and Audit Committee periodically review the valuation process and provide oversight in accordance with the requirements of Rule 2a-5 under the 1940 Act.
As part of the valuation process, the Fund will take into account relevant factors in determining the fair value of the Fund’s investments for which reliable market quotations are not readily available, many of which are loans, including and in combination, as relevant: the estimated enterprise value of a portfolio company, analysis of discounted cash flows, publicly traded comparable companies and comparable transactions; the nature and realizable value of any collateral; the portfolio company’s ability to make payments based on its earnings and cash flow; the markets in which the portfolio company does business; and overall changes in the interest rate environment and the credit markets that may affect the price at which similar investments may be made in the future.
The Fund has and will continue to engage independent valuation firms to provide assistance regarding the determination of the fair value of the Fund’s portfolio securities for which market quotations are not readily available or are readily available but deemed not reflective of the fair value of the investment, and the Adviser and the Fund may reasonably rely on that assistance. However, the Adviser is responsible for the ultimate valuation of the portfolio investments at fair value as determined in good faith pursuant to the Fund’s valuation policy, the Board’s oversight and a consistently applied valuation process.
The Fund applies ASC 820, which establishes a framework for measuring fair value in accordance with US GAAP and required disclosures of fair value measurements. The fair value of a financial instrument is the amount that would be received in an orderly transaction between market participants at the measurement date. The Fund determines the fair value of investments consistent with its valuation policy. The Fund discloses the fair value of its investments in a hierarchy which prioritizes and ranks the level of market observability used in the determination of fair value. In accordance with ASC 820, these levels are summarized below:
•Level 1 — Valuations based on quoted prices (unadjusted) in active markets for identical assets or liabilities at the measurement date.
•Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
•Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.
A financial instrument’s level within the hierarchy is based on the lowest level of any input that is significant to the fair value measurement. Valuations of Level 2 investments are generally based on quotations received from pricing services, dealers or brokers where there is sufficient quote depth. Consideration is given to the source and nature of the quotations and the relationship of recent market activity to the quotations provided.
Transfers between levels, if any, are recognized at the beginning of the reporting period in which the transfers occur. The Fund evaluates the source of inputs used in the determination of fair value, including any markets in which the investments, or similar investments, are trading. When the fair value of an investment is determined using inputs from a pricing service (or principal market makers), the Fund considers various criteria in determining whether the investment should be classified as a Level 2 or Level 3 investment. Criteria considered includes the pricing methodologies of the pricing services (or principal market makers) to determine if the inputs to the valuation are observable or unobservable, as well as the number of prices obtained and an assessment of the quality of the prices obtained. The level of an investment within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment.
The fair value assigned to these investments is based upon available information and may fluctuate from period to period. In addition, it does not necessarily represent the amount that might ultimately be realized upon sale. Due to inherent uncertainty of valuation, the estimated fair value of investments may differ from the value that would have been used had a ready market for the security existed, and the difference could be material
The composition of the Fund’s investment portfolio at cost and fair value as of September 30, 2025 was as follows:

	September 30, 2025
	Amortized Cost	Fair Value	% of Total Investments at Fair Value
First Lien Debt	$109,617	$108,538	56.6%
Second Lien Debt	45,036	43,500	22.7%
Corporate Bonds	20,674	21,242	11.1%
Preferred Equity	8,427	8,700	4.5%
Asset-Backed Securities	5,608	4,996	2.6%
Common Stocks	3,943	4,721	2.5%
Total Investments	$193,305	$191,697	100.0%

The following table presents the fair value hierarchy of investments as of September 30, 2025, categorized by the ASC Topic 820 valuation hierarchy, as previously described:

	September 30, 2025
	Level 1	Level 2	Level 3	Total
First Lien Debt	$—	$32,443	$76,095	$108,538
Second Lien Debt	—	13,143	30,357	43,500
Corporate Bonds	—	21,242	—	21,242
Preferred Equity	—	—	8,700	8,700
Asset-Backed Securities	—	4,996	—	4,996
Common Stocks	—	—	4,721	4,721
Total Investments	$—	$71,824	$119,873	$191,697

The following table presents change in the fair value of financial instruments for which Level 3 inputs were used to determine the fair value:

	For the Nine Months Ended September 30, 2025
	First Lien Debt	Second Lien Debt	Preferred Equity	Common Stocks	Total Investments
Fair value, beginning of period	$57,709	$21,451	$—	$—	$79,160
Purchases of investments	38,488	15,946	8,427	3,944	66,805
Proceeds from principal repayments and sales of investments	(20,059)	(6,813)	—	—	(26,872)
Accretion of discount/amortization of premium	91	26	—	—	117
Net realized gain (loss)	(4)	106	—	—	102
Net change in unrealized appreciation (depreciation)	(130)	(359)	273	777	561
Transfers into Level 3 (1)	—	—	—	—	—
Transfers out of Level 3 (1)	—	—	—	—	—
Fair value, end of period	$76,095	$30,357	$8,700	$4,721	$119,873
Net change in unrealized appreciation (depreciation) related to financial instruments still held as of September 30, 2025	$(131)	$(341)	$273	$777	$578
(1)For nine months ended September 30, 2025, there were no transfers into or out of Level 3.

Significant Unobservable Inputs
In accordance with ASC 820, the following table provides quantitative information about the significant unobservable inputs of the Fund’s Level 3 investments as of September 30, 2025. The table is not intended to be all-inclusive but instead capture the significant unobservable inputs relevant to the Fund’s determination of fair value.

	September 30, 2025
	Fair Value	Valuation Techniques	Unobservable Input	Range/Input (Weighted Average)(1)
First Lien Debt	$69,170	Discounted cash flow	Comparative Yield	7.3% - 15.4% (9.2%)
First Lien Debt	6,925	Precedent Transaction	Transaction Price	N/A
Total First Lien Debt	$76,095
Second Lien Debt	30,357	Discounted cash flow	Comparative Yield	8.6% - 14.5% (11.8%)
Total Second Lien Debt	$30,357
Preferred Equity	4,157	Discounted cash flow	Discount Rate	15.5%
Preferred Equity	3,432	Discounted cash flow	Comparative Yield	14.0%
Preferred Equity	1,111	Guideline Public Companies	EBITDA Multiple	10.0x
Total Preferred Equity	$8,700
Common Stocks	3,742	Precedent Transaction	Transaction Price	N/A
Common Stocks	523	Guideline Public Companies	EBITDA Multiple	11.5x
Common Stocks	456	Discounted cash flow	Discount Rate	21.0%
Total Common Stocks	$4,721
Total Investments	$119,873
(1)Weighted averages are calculated based on fair value of investments.
The Fund used the income approach to determine the fair value of certain Level 3 assets as of September 30, 2025. The significant unobservable inputs used in the income approach is the comparative yield and discount rate. The comparative yield and discount rate is used to discount the estimated future cash flows expected to be received from the underlying investment. An increase/decrease in the comparative yield or discount rate would result in a decrease/increase, respectively, in the fair value.

Note 4: Commitments and Contingencies
The Fund’s investment portfolio may contain debt investments which are in the form of lines of credit or delayed draw commitments, which require us to provide funding when requested by portfolio companies in accordance with underlying loan agreements. As of September 30, 2025, the Fund had unfunded commitments to fund delayed draw and revolving debt of $9.1 million and $4.7 million, respectively. The fair value of the unfunded positions is included in the investments at fair value on the Schedule of Investments.

Investments— non-controlled/non-affiliated	Commitment Type	Commitment Expiration Date	Unfunded	Total Commitment Fair Value
Arax MidCo, LLC	2025 Delayed Draw Term Loan	04/11/2029	$842	$37
Banyan Software Holdings, LLC	2024 Revolver	01/02/2031	326	(1)
Beacon Pointe Advisors LLC	2021 Revolver	12/29/2027	199	—
Circana Group, L.P.	2025 Revolver	12/01/2028	231	(1)
CNSI Holdings, LLC	Revolver	12/17/2029	311	—
Diligent Corp.	2024 Revolver	08/02/2030	166	20
Drive Centric Holdings, LLC	2025 1st Amendment Delayed Draw Term Loan	08/15/2031	350	(2)
Dun & Bradstreet Corp.	2025 Revolver	08/26/2032	182	—
Eagan Sub, Inc.	Delayed Draw Term Loan	09/08/2032	954	(2)
Eagan Sub, Inc.	Revolver	09/08/2032	509	(1)
Flexera Software LLC	2025 Revolver	08/16/2032	199	—
FloWorks International LLC	2024 Delayed Draw Term Loan	11/26/2031	211	(1)
IG Investment Holdings, LLC	2024 Refinancing Revolver	09/22/2028	149	—
Ministry Brands Purchaser LLC	Revolver	12/30/2027	149	(2)
Modernizing Medicine Inc.	Revolver	04/30/2032	103	(1)
MRI Software LLC	2020 Revolver	02/10/2028	125	13
Omni Fiber, LLC	2025 Incremental Delayed Draw Term Loan	07/03/2029	1,840	437
Packaging Coordinators Midco, Inc.	2025 Delayed Draw Term Loan	01/22/2032	2,065	(15)
Packaging Coordinators Midco, Inc.	2025 Revolver	01/22/2032	494	(4)
Packaging Coordinators Midco, Inc.	2025 Multicurrency Delayed Draw Term Loan	01/22/2032	539	(4)
Pave America Holding LLC	2025 Revolver	08/27/2032	353	323
Pave America Holding LLC	2025 Delayed Draw Term Loan	08/27/2032	906	(5)
PT Intermediate Holdings III LLC	2024 Delayed Draw Term Loan	04/09/2030	65	—
Spectrum Automotive Holdings, Corp.	2021 Revolver	06/29/2027	103	—
THG Acquisition LLC	2024 Delayed Draw Term Loan	10/31/2031	420	79
THG Acquisition LLC	2024 Revolver	10/31/2031	232	17
Tyber Medical LLC	Delayed Draw Term Loan	06/14/2032	317	(2)
Tyber Medical LLC	USD Revolver	06/12/2031	95	52
Tyber Medical LLC	Multicurrency Revolver	06/12/2031	38	—
USIC Holdings, Inc.	2024 Revolver	09/10/2031	140	74
USIC Holdings, Inc.	2024 Specified Delayed Draw Term Loan	09/10/2031	57	45
Vantage Specialty Chemicals, Inc.	2025 Revolver	03/01/2029	145	10
W.A. Kendall and Company, LLC	2025 7th Amendment Delayed Draw Term Loan	04/22/2030	131	31
W.A. Kendall and Company, LLC	Revolver	04/22/2030	13	10
Wrench Group LLC	2025 Delayed Draw Term Loan	09/03/2032	428	(2)
Wrench Group LLC	2025 Revolver	09/03/2031	428	(2)
Total			$13,815	$1,103

Note 5. Subsequent Events
Subsequent events have been evaluated through the dates the schedule of investments was issued. There have been no subsequent events that require recognition or disclosure through the date the schedule of investments was issued, except as disclosed below.
Subscriptions

The Fund received $9.1 million of net proceeds, inclusive of distributions reinvested through the Fund's distribution reinvestment plan, relating to the issuance of Class I shares for subscriptions effective October 1, 2025.

The Fund received $6.4 million of net proceeds relating to the issuance of Class I shares for subscriptions effective November 3, 2025, excluding distributions reinvested through the Fund's distribution reinvestment plan since the issuance price is not yet finalized at the date of this filing.

Distribution Declarations

On October 28, 2025, the Fund declared a total distribution of $0.21 per Class I share, all of which is payable on November 26, 2025 to shareholders of record as of October 30, 2025.

On November 20, 2025, the Fund declared a total distribution of $0.22 per Class I share, all of which is payable on December 30, 2025 to shareholders of record as of November 28, 2025.